Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS SERIES 2108

 International Dividend Sustainability Portfolio 2021-1

Global Dividend Sustainability Portfolio 2021-1

INVESCO UNIT TRUSTS, SERIES 2114

 Digital Gaming Portfolio 2021-1

 Supplement to the Prospectuses

As of April 1, 2021, Sony Corporation (ticker: SNE) has changed its name and ticker to Sony Group Corporation (ticker: SONY). As a result, effective immediately, all references to Sony Corporation - ADR in each Portfolio’s prospectus are replaced with Sony Group Corporation - ADR.

Supplement Dated: April 1, 2021